                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 29, 2004

                          THE MIIX GROUP, INCORPORATED
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                     001-14593                 22-3586492
      -----------------            ----------------         --------------------
       (State or Other               (Commission               (IRS Employer
       Jurisdiction of               File Number)            Identification No.)
       Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                           ---------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." A copy of the press release issued September 30, 2004, is attached hereto as Exhibit 99.1 and is furnished under this Item 2.02.

ITEM 8.01.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following information is filed pursuant to Item 8.01, "Other Events and Regulation FD Disclosure." A copy of the press release issued September 30, 2004, is attached hereto as Exhibit 99.1 and is filed under this Item 8.01.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits

             99.1  --  Press Release dated September 30, 2004

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE MIIX GROUP, INCORPORATED


                                               By: /s/ Patricia A. Costante
                                                   -----------------------------
                                                   Patricia A. Costante
                                                   Chairman and CEO

September 30, 2004